UNITED  STATES
                      SECURITIES  AND  EXCHANGE  COMMISSION
                          WASHINGTON,  D.C.  20549


                                 FORM  8-K

                            CURRENT  REPORT

   PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date  of  Report  (Date  of  earliest  event  reported):   July 10,  2000
                                                                ---------------

                      SANGUI  BIOTECH  INTERNATIONAL,  INC.
        (Exact  name  of  registrant  as  specified  in  its  charter)

                                 Colorado
             (State  or  other  jurisdiction  of  incorporation)


       0-21271                                          84-1330732
    ----------------                              ------------------------
 (Commission  File  Number)                (IRS  Employer  Identification  No.)

                      1508  BROOKHOLLOW  DRIVE,  SUITE  354
                           SANTA ANA, CALIFORNIA 92705
--------------------------------------------------------------------------------
          (Address  of  principal  executive  offices)     (Zip  Code)

                                      (714) 429-7807
                                 -------------------------
              Registrant's  telephone  number,  including  area  code:

                               Not applicable
                       ---------------------------------
               (Former  name,  address  and  telephone  number)

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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

Effective July 10, 2000, the Board of Directors of the Company approved the engagement of Corbin & Wertz Certified Public Accountants as its independent auditors for the fiscal year ending June 30, 2000 to replace Ernst & Young Deutsche Allgemeine Treuhand AG Wirtschaftsprufungsgesellschaft (Ernst & Young) who declined to stand for reelection.

The report of Ernst & Young on the Company's financial statements for the six months ended June 30, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the six months ending June 30, 1999, and in the subsequent interim period, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report. The Company has requested Ernst & Young to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 14, 2000 is filed as Exhibit 1 to this Form 8-K.

EXHIBITS

16.1 LETTER DATED JULY 14, 2000, FROM ERNST & YOUNG REGARDING ITS CONCURRENCE WITH THE STATEMENTS MADE BY THE REGISTRANT IN THIS CURRENT REPORT.


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
                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SANGUI BIOTECH INTERNATIONAL, INC.

                                              /s/  Wolfgang Barnikol
                                              ----------------------------------
                                              President  and  Chief  Executive
                                              Officer

Date:  July 14,  2000